UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware	000-30533	75-2679109
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On January 17, 2006, the Company’s Board of Directors adopted the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”), which applies to all officers, directors and employees of the Company and any of its subsidiaries. Pursuant to Article XIV, Section 8 of the Code of Conduct, the Company is required to file the Code of Conduct with the Securities & Exchange Commission. The Code of Conduct is attached hereto as Exhibit 99.1. The Code of Conduct has been previously posted on the Company’s website at www.texascapitalbank.com.
Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Code of Business Conduct and Ethics

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2006	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow

Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Code of Business Conduct and Ethics